UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-9391

THE FORESTER FUNDS, INC.

(Exact name of registrant as specified in charter)

100 Field Drive

Lake Forest, Illinois  60045

(Address of principal executive offices)(Zip code)

Thomas H. Forester

Forester Capital Management, Ltd.

100 Field Drive

Lake Forest, Illinois 60045

(Name and address of agent for service)

Registrant's telephone number, including area code: (224) 544-5123

Date of fiscal year end: March 31

Date of reporting period: March 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Forester Value Fund

Class I Shares (FVILX)

Class N Shares (FVALX)

Class R Shares (FVRLX)

 ANNUAL REPORT

MARCH 31, 2018

This report is submitted for the general information of shareholders of The Forester Funds.  It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds, which contains more information concerning the Funds' investment policies, as well as fees and expenses and other pertinent information.  Read the Prospectus carefully before you invest or send money.

THE FORESTER VALUE FUND

MANAGERS COMMENTARY

MARCH 31, 2018 (UNAUDITED)

Dear Fellow Shareholder:

Fiscal 2018 was a better year for the Forester Value Fund but we are still disappointed with the fund’s relative performance versus the Morningstar category and relevant indexes.  After dramatically underperforming in fiscal 2017, the fund’s equities kept up with the Russell 1000 Value index for fiscal 2018.  The fund’s equities returned 6.51% vs. 6.93% for the Russell 1000 Value index.  Most of our equities performed extremely well as many of our sectors within the portfolio materially outperformed individual sectors within the index.  Our equities would have substantially outperformed but the consumer discretionary sector had a rough year and was a 471-basis point drag on performance.  The equities underperformed the S&P 500 index, which returned 13.99%.  This was mainly because growth significantly outperformed value for the fiscal year.  For instance, the Russell 1000 Growth index returned 21.25% but the Russell 1000 Value only returned 6.92%.  We remain committed to selecting value stocks with significant return potential.  The performance of the individual names owned by the fund is discussed in more detail below.

The cost of the put options and the allocation to cash weighed significantly on the overall fund’s return. The Forester Value Fund’s N-share returned 3.23%, the I-share, 3.49% and the R-share, 3.05%. The fund is classified in Morningstar’s Long/Short Equity category and the Forester Value Fund underperformed the category during the fiscal year.  Although the fund’s put options and allocation to cash impacted returns in the past year, we still believe that a defensive positioning is warranted.  Below we explain why.

The Fed is currently reversing its years of Quantitative Easing (QE).  We call it Quantitative Tightening (QT).  The Fed reduced its balance sheet by $20 billion per month in Q1 18’ and plans to increase QT by $10 billion per month each quarter so Q2 will be $30 billion a month, Q3, $40 billion and Q4, $50 billion. As QE reverses and becomes QT, longer rates rise, mortgage rates rise and home prices decline.  The ECB is also slowing down its QE program and is expected to end in September of 2018.  By September, 2018, net global QE will have gone from nearly $200bn a month to merely $10bn a month.  In the US, we will be draining $50bn a month or $600bn a year.

We are also concerned with rising interest rates becoming a headwind for equities. With QE ending and QT beginning, we anticipate this putting pressure on rates.  Recently, the 10 yr US treasury bond broke through a long term 24-year downward trend line and rates appear to be headed up. This is a concern for stocks as rising interest rates impact stock valuation and debt refinancing.  In addition to QT, fiscal deficits also add to bond supply as the Treasury finances the deficit.  David Stockman, Reagan’s budget director, projects that deficits are going higher after the just-passed tax bill and new budget.  Stockman reasons that the Congressional Budget Office (CBO) was projecting a FY 2019 (begins September 2018) deficit of $700bn.  He projects that the front-loaded tax cut will reduce government revenues by $280bn.  He also projects that the new budget will include $200bn additional funds for defense, disasters, Obamacare bailouts, etc.  He also projects an additional $100bn for higher debt expense and student loans. This begs the question of who purchases the new supply of debt and at what interest rate and do those funds come out of equities?

THE FORESTER VALUE FUND

MANAGERS COMMENTARY (CONTINUED)

MARCH 31, 2018 (UNAUDITED)

 QUANTITATIVE TIGHTENING (QT) FORECAST

Forecast: Changes in central bank liqudity

October 2017 - December 2019. USD billion

150
100
50
0
-50
-100
ECB
BoJ
Fed (mortg)
Fed (gov't)
Okt 17
Jan 18
Apr 18
Jul 18
Okt 18
Jan 19
Apr 19
Jul 19
Okt 19

Source: ECB, Bank of Japan, Fed, Macrobond, SEB

10  YR UST RATES

THE FORESTER VALUE FUND

MANAGERS COMMENTARY (CONTINUED)

MARCH 31, 2018 (UNAUDITED)

STOCK PERFORMANCE

As mentioned above, the fund’s equities were relatively inline with the Russell 1000 Value index, returning 6.51% in the 12 months ended March 31, 2018. The drivers were Microsoft (+41.46%) and UnitedHealth Group (+32.39%) on the upside and Newell (-44.61%), and Autozone (-27.34%) on the downside.

The technology stocks, including Microsoft, performed particularly well and technology was the top performing sector this year. Cloud services experienced material growth in the technology sector.  Microsoft is a key beneficiary of cloud services growth with leading cloud products such as Windows Azure and Office 365.

UnitedHealth had another solid year.  The company’s insurance business particularly in the government segment of Medicare and Medicaid have experienced significant growth.  In the company’s healthcare business, Optum is experiencing margin expansion and double digit top line growth. We expect these trends at UnitedHealth to continue.

Newell had a difficult year, failing to meet analyst expectations and cutting company guidance.  Like many stocks in the consumer discretionary sector, Newell is facing headwinds from a changing retail environment.  The market has also been skeptical about synergies around its recent acquisition of Jarden.  We continue to hold Newell at this time as we are optimistic that the company can turn it around with activist Carl Ichan now becoming involved with the company.

Like most bricks and mortar retailers, Autozone shares had a challenging year.  Amazon has gone after the auto parts business and is pressuring prices across the industry. We opted to sell the shares as we expect a long, drawn out fight with lower profitability for AutoZone as a result.

As always, we will continue to buy stocks that we believe have exceptional appreciation potential.  In addition, at times we believe market risks are high, we will protect the portfolio using put options and cash.  We believe that if we are patient, this should lead to outsized investment returns over the longer term. We believe that we are well positioned for this environment.

Thank you for investing with us.

 Sincerely,

Thomas H. Forester, President

THE FORESTER VALUE FUND-CLASS I

PERFORMANCE ILLUSTRATION

MARCH 31, 2018 (UNAUDITED)

 AVERAGE ANNUALIZED TOTAL RETURNS

PERIOD ENDED MARCH 31, 2018 (UNAUDITED)

FUND/INDEX	1-YEAR	5-YEAR	SINCE INCEPTION	VALUE
Forester Value Fund Class I	3.49%	-0.33%	2.20%	$ 30,280
S&P 500 Stock Index	13.99%	13.29%	14.77%	$ 84,144

* The chart assumes an initial gross investment of $25,000 made on 6/8/09 for Class I (Class I inception) and S&P 500 Stock Index.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS.  PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

THE FORESTER VALUE FUND-CLASS N

PERFORMANCE ILLUSTRATION

MARCH 31, 2018 (UNAUDITED)

 AVERAGE ANNUALIZED TOTAL RETURNS

PERIOD ENDED MARCH 31, 2018 (UNAUDITED)

FUND/INDEX	1-YEAR	5-YEAR	10-YEAR	SINCE INCEPTION	VALUE
Forester Value Fund Class N	3.23%	-0.58%	2.05%	3.19%	$ 17,908
S&P 500 Stock Index	13.99%	13.29%	9.49%	5.69%	$ 27,915

Comparison of the Change in Value of a $10,000 Investment in the Forester Value Fund's Class N, and the S&P 500 Index.

$30,000
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
Sep-99
Mar-00
Sep-00
Mar-01
Sep-01
Mar-02
Sep-02
Mar-03
Sep-03
Mar-04
Sep-04
Mar-05
Sep-05
Mar-06
Sep-06
Mar-07
Sep-07
Mar-08
Sep-08
Mar-09
Sep-09
Mar-10
Sep-10
Mar-11
Sep-11
Mar-12
Sep-12
Mar-13
Sep-13
Mar-14
Sep-14
Mar-15
Sep-15
Mar-16
Sep-16
Mar-17
Sep-17
Mar-18
Class N
S&P 500

* The chart assumes an initial gross investment of $10,000 made on 9/10/99 for Class N (Class N inception) and S&P 500 Stock Index.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS.  PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

THE FORESTER VALUE FUND-CLASS R

PERFORMANCE ILLUSTRATION

MARCH 31, 2018 (UNAUDITED)

AVERAGE ANNUALIZED TOTAL RETURNS

PERIOD ENDED MARCH 31, 2018 (UNAUDITED)

FUND/INDEX	1-YEAR	5-YEAR	SINCE INCEPTION	VALUE
Forester Value Fund Class R	3.05%	-0.78%	-0.22%	$ 9,841
S&P 500 Stock Index	13.99%	13.29%	12.21%	$ 23,080

Comparison of the Change in Value of a $10,000 Investment in the Forester Value Fund's Class R, and the S&P 500 Index.

$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
S&P 500
Class R

* The chart assumes an initial gross investment of $10,000 made on 12/28/10 for Class R (Class R inception) and S&P 500 Stock Index.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS.  PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

THE FORESTER VALUE FUND

PORTFOLIO ILLUSTRATION

MARCH 31, 2018 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Money Market Fund
22.56%
Consumer Discretionary
1.72%
Consumer Staples
4.04%
Energy
8.31%
Financial Services
17.75%
Health Care
12.82%
Industrial Goods
8.27%
Options
2.37%
Technology
15.53%
Telecommunications
2.38%
Utilities
4.25%

Sectors are categorized using Global Industry Classification Standard (GICS).

THE FORESTER VALUE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

Shares		Value

COMMON STOCKS - 73.20%

Consumer Discretionary - 1.72%
21,304	Newell Brands, Inc.	$ 542,826

Consumer Staples - 4.04%
17,400	Tyson Foods, Inc. Class A	1,273,506

Energy - 6.47%
25,300	BP Plc.	1,025,662
17,100	Conocophillips	1,013,859
		2,039,521
Financial Services - 17.74%
14,040	Allstate Corp.	1,330,992
10,430	Aon Corp. (United Kingdom)	1,463,642
10,820	Travelers Companies, Inc.	1,502,465
25,660	US Bancorp, Inc.	1,295,830
		5,592,929
Health Care - 12.81%
10,100	Johnson & Johnson	1,294,315
39,154	Pfizer, Inc.	1,389,576
6,330	UnitedHealth Group, Inc.	1,354,620
		4,038,511
Industrial Goods - 8.26%
5,300	Fedex Corp.	1,272,583
9,220	Honeywell International, Inc.	1,332,382
		2,604,965
Technology - 15.53%
17,100	CDW Corp.	1,202,301
17,100	Intel Corp.	890,568
16,100	Microsoft Corp.	1,469,447
29,140	Oracle Corp.	1,333,155
		4,895,471
Telecommunications - 2.38%
21,050	AT&T, Inc.	750,432

Utilities - 4.25%
25,700	Exelon Corp.	1,002,557
7,700	PG&E Corp.	338,261
		1,340,818

TOTAL FOR COMMON STOCKS (Cost $12,091,986) - 73.20%		23,078,979

The accompanying notes are an integral part of these financial statements.

THE FORESTER VALUE FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2018

Shares		Value

LIMITED PARTNERSHIP - 1.84%

Energy - 1.84%
17,200	Spectra Energy Partners, LP	$ 578,608

TOTAL FOR LIMITED PARTNERSHIP (Cost $455,993) - 1.84%		578,608

PUT OPTIONS PURCHASED (Premiums Paid $386,089) - 2.36%		745,400

MONEY MARKET FUND - 22.55%
7,109,452	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - 1.54% *	7,109,452

TOTAL FOR MONEY MARKET FUND (Cost $7,109,452) - 22.55%		7,109,452

TOTAL INVESTMENTS (Cost $20,043,520) - 99.95%		31,512,439

OTHER ASSETS LESS LIABILITIES, NET - 0.05%		14,212

NET ASSETS - 100.00%		$ 31,526,651

* Variable rate security; the coupon rate shown represents the yield at March 31, 2018.

The accompanying notes are an integral part of these financial statements.

THE FORESTER VALUE FUND

SCHEDULE OF PUT OPTIONS PURCHASED

MARCH 31, 2018

Contracts	Underlying Security	Counterparty	Notional Amount	Exercise Price	Expiration	Fair Value

3,000	S&P 500 Index Put	Barclay's	7,740,000	2,580.00	4/20/2018	$ 71,400

10,000	S&P 500 Index Put	Barclay's	26,500,000	2,650.00	5/18/2018	674,000

	Total (Premiums Paid $386,089) - 0.41%					$ 745,400

The accompanying notes are an integral part of these financial statements.

THE FORESTER VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2018

Assets:
Investments in Securities, at Value (Cost $20,043,520)	$ 31,512,439
Cash	23,844
Receivables:
Shareholder Subscriptions	1,955
Dividends and Interest	27,940
Total Assets	31,566,178
Liabilities:
Shareholder Redemptions	10,000
Due to Advisor	24,077
Administrative Fees	2,800
Distribution Fees	2,650
Total Liabilities	39,527
Net Assets	$ 31,526,651

Net Assets Consist of:
Paid In Capital	$ 25,585,914
Accumulated Undistributed Net Investment Loss	69,072
Accumulated Realized Loss on Investments	(5,597,254)
Unrealized Appreciation in Value of Investments	11,468,919
Net Assets	$ 31,526,651

Class I Shares:
Net Assets	$ 20,473,668
Shares outstanding (250,000,000 shares authorized with $0.0001 par value)	1,760,109
Net asset value, offering price, and redemption price per share	$ 11.63

Class N Shares:
Net Assets	$ 9,768,173
Shares outstanding (250,000,000 shares authorized with $0.0001 par value)	860,404
Net asset value, offering price, and redemption price per share	$ 11.35

Class R Shares:
Net Assets	$ 1,284,810
Shares outstanding (250,000,000 shares authorized with $0.0001 par value)	109,664
Net asset value, offering price, and redemption price per share	$ 11.72

The accompanying notes are an integral part of these financial statements.

THE FORESTER VALUE FUND

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2018

Investment Income:
Dividends	$ 784,103
Interest	84,010
Total Investment Income	868,113

Expenses:
Advisory Fees	369,380
Distribution (12b-1) Fees	41,578
Administration Fees	43,029
Total Expenses	453,987

Net Investment Income	414,126

Realized and Unrealized Gain (Loss) on Investments and Options:
Realized Gain (Loss) on:
Investments	10,778,460
Options	(1,681,357)
9,097,103
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(9,053,875)
Options	639,211
(8,414,664)

Net Realized and Unrealized Gain on Investments and Options	682,439

Net Increase in Net Assets Resulting from Operations	$ 1,096,565

The accompanying notes are an integral part of these financial statements.

THE FORESTER VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	3/31/2018	3/31/2017
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 414,126	$ 443,540
Net Realized Gain on Investments and Options	9,097,103	4,917,206
Unrealized Depreciation on Investments and Options	(8,414,664)	(13,243,798)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,096,565	(7,883,052)

Distributions to Shareholders:
Net Investment Income:
Class I Shares	(247,702)	(354,008)
Class N Shares	(118,868)	(120,994)
Class R Shares	(5,353)	(1,432)
Total Distributions Paid to Shareholders	(371,923)	(476,434)

Capital Share Transactions	(22,530,138)	(40,887,673)

Total Decrease	(21,805,496)	(49,247,159)

Net Assets:
Beginning of Year	53,332,147	102,579,306

End of Year (Including Undistributed Net Investment Income of $69,072 and $26,869, respectively)
	$ 31,526,651	$ 53,332,147

The accompanying notes are an integral part of these financial statements.

THE FORESTER VALUE FUND-CLASS I

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	Years Ended
	3/31/2018	3/31/2017	3/31/2016	3/31/2015	3/31/2014

Net Asset Value, at Beginning of Year	$ 11.36	$ 12.57	$ 12.86	$ 12.77	$ 12.33

Income From Investment Operations:
Net Investment Income *	0.12	0.10	0.07	0.08	0.11
Net Gain (Loss) on Securities (Realized and Unrealized)	0.27	(1.19)	(0.28)	0.07	0.45
Total from Investment Operations	0.39	(1.09)	(0.21)	0.15	0.56

Distributions:
Net Investment Income	(0.12)	(0.12)	(0.08)	(0.06)	(0.12)
Realized Gains	-	-	-	-	-
Total from Distributions	(0.12)	(0.12)	(0.08)	(0.06)	(0.12)

Net Asset Value, at End of Year	$ 11.63	$ 11.36	$ 12.57	$ 12.86	$ 12.77

Total Return **	3.49%	(8.68)%	(1.60)%	1.16%	4.56%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 20,474	$ 29,594	$ 62,964	$ 77,464	$33,952
Ratio of Expenses to Average Net Assets	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of Net Investment Income to Average Net Assets	1.09%	0.65%	0.59%	0.63%	0.89%
Portfolio Turnover	13.11%	12.76%	5.73%	13.72%	6.91%

* Per share net investment income has been determined on the basis of average shares outstanding during the year.

** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

THE FORESTER VALUE FUND-CLASS N

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	Years Ended
	3/31/2018	3/31/2017	3/31/2016	3/31/2015	3/31/2014

Net Asset Value, at Beginning of Year	$ 11.12	$ 12.26	$ 12.54	$ 12.50	$ 12.08

Income From Investment Operations:
Net Investment Income *	0.10	0.07	0.04	0.05	0.08
Net Gain (Loss) on Securities (Realized and Unrealized)	0.26	(1.16)	(0.27)	0.07	0.43
Total from Investment Operations	0.36	(1.09)	(0.23)	0.12	0.51

Distributions:
Net Investment Income	(0.13)	(0.05)	(0.05)	(0.08)	(0.09)
Realized Gains	-	-	-	-	-
Total from Distributions	(0.13)	(0.05)	(0.05)	(0.08)	(0.09)

Net Asset Value, at End of Year	$ 11.35	$ 11.12	$ 12.26	$ 12.54	$ 12.50

Total Return **	3.23%	(8.92)%	(1.86)%	0.96%	4.25%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 9,768	$ 22,251	$ 37,732	$ 49,709	$ 99,266
Ratio of Expenses to Average Net Assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income to Average Net Assets	0.86%	0.39%	0.33%	0.36%	0.63%
Portfolio Turnover	13.11%	12.76%	5.73%	13.72%	6.91%

* Per share net investment income has been determined on the basis of average shares outstanding during the year.

** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

THE FORESTER VALUE FUND-CLASS R

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	Years Ended
	3/31/2018	3/31/2017	3/31/2016	3/31/2015	3/31/2014

Net Asset Value, at Beginning of Year	$ 11.42	$ 12.58	$ 12.85	$ 12.80	$ 12.37

Income From Investment Operations:
Net Investment Income *	0.07	0.04	0.01	0.01	0.05
Net Gain (Loss) on Securities (Realized and Unrealized)	0.28	(1.19)	(0.24)	0.07	0.44
Total from Investment Operations	0.35	(1.15)	(0.23)	0.08	0.49

Distributions:
Net Investment Income	(0.05)	(0.01)	(0.04)	(0.03)	(0.06)
Realized Gains	-	-	-	-	-
Total from Distributions	(0.05)	(0.01)	(0.04)	(0.03)	(0.06)

Net Asset Value, at End of Year	$ 11.72	$ 11.42	$ 12.58	$ 12.85	$ 12.80

Total Return **	3.05%	(9.14)%	(1.82)%	0.60%	3.98%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 1,285	$ 1,487	$ 1,884	$ 1,686	$ 1,979
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income to Average Net Assets	0.64%	0.15%	0.08%	0.12%	0.37%
Portfolio Turnover	13.11%	12.76%	5.73%	13.72%	6.91%

* Per share net investment income has been determined on the basis of average shares outstanding during the year.

** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2018

1.) ORGANIZATION

The Forester Funds, Inc. (the "Company") is an open-end diversified investment company currently offering two series of shares: The Forester Value Fund and The Forester Discovery Fund. The Company was incorporated as a Maryland corporation on April 7, 1999. The accompanying financial statements are those of the Forester Value Fund (the "Fund"). Forester Capital Management, Ltd. (the “Advisor”) serves as the Fund’s investment advisor. The Fund currently offers three classes of shares, Class I shares, Class N shares and Class R shares. Each class of shares commenced operations on the following dates: Class I shares June 8, 2009, Class N shares September 10, 1999 and Class R shares December 28, 2010. Each class differs as to administrative and distribution fees, such that Class I shares have no distribution fees but there is a higher minimum initial investment required.  See Note 4 to the financial statements for further information regarding the fees for each Class of shares offered by the Fund.

The objective of the Fund is to seek long-term growth of capital.

2.) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security Valuation - All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes - The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2015-2017 or expected to be taken in the Fund’s 2018 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal and the State of Illinois, however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Security Transactions, Investment Income and Distributions to Shareholders - As is common in the industry, security transactions are accounted for on the trade date (the date the securities are purchased or sold). Interest income is recorded on the accrual basis.   Income or loss from limited partnerships is reclassified in the components of net assets

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2018

upon receipt of K-1’s.  Discounts and premiums are amortized over the useful lives of the respective securities.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the company's understanding of the applicable country's tax rules and rates.

Use of Estimates in Financial Statements - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.   Actual results could differ from those estimates and assumptions.

Short Sales - The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Options - The Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio and to generate income or gain for the Fund. The ability of the Fund to successfully utilize options will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.

Share class accounting – Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the three classes of shares of the Fund on the basis of the daily net assets of each class.  Fees relating to a specific class are charged directly to that share class.

Subsequent Event - Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

3.)  SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Directors has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Directors.

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2018

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common stocks and limited partnerships) - Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2018

Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Short term investments - Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in level 1 of the fair value hierarchy.

U.S. government obligations - U.S. government obligations are normally valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government obligations are categorized in level 1 or level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities. US Treasury Bills are included in level 1 of the fair value hierarchy.

Derivative instruments (put and call options) – Options are valued at the last sales prices on the valuation date if the last sales price is between the closing bid and asked prices.  Otherwise, options are valued at the closing bid price.  These securities will be categorized in level 2 of the fair value hierarchy if valued at other than closing price.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of March 31, 2018:

	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 23,078,979	$ -	$ -	$ 23,078,979
Limited Partnership	578,608	-	-	578,608
Put Options Purchased	-	745,400	-	745,400
Money Market Fund	7,109,452	-	-	7,109,452
	$ 30,767,039	$ 745,000	$ -	$ 31,512,439

* Industry classifications of these categories are detailed on the Fund’s Schedule of Investments.

The Fund did not hold any Level 3 assets during the year ended March 31, 2018. There were no significant transfers into or out of level 1 or level 2 during the period. It is the Fund's policy to recognize transfers into and out of level 1 and level 2 at the end of the reporting period.

4.) TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreement - Forester Capital Management, Ltd. (the "Advisor") provided the Fund with investment management services under an Investment Advisory

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2018

Agreement. The Advisor furnished all investment advice, office space and certain administrative services, and personnel needed by the Fund.  The Advisor receives a management fee of 0.89% of the Fund’s average daily net assets for Class I, Class N and Class R. For the year ended March 31, 2018, the Advisor earned a management fee of $233,593 for Class I, $123,555 for Class N, and $12,232 for Class R. The Fund owes the Advisor $24,077 for management fees as of March 31, 2018.

Administrative Fee - The Fund pays the Advisor an administration fee for all other normal operating expenses of 0.10% for Class I, 0.11% for Class N and Class R.  For the year ended March 31, 2018, the Advisor earned a fee of $26,246 for Class I, $15,271 for Class N and $1,512 for Class R.  The Fund owes the Advisor $2,800 at March 31, 2018 for administrative fees.

Distribution Agreement and Plan - The Fund has adopted a Distribution Plan pursuant to which the Fund paid broker-dealers for distributing Class N and Class R shares of the Fund.  This expense is limited to 0.25% of Class N average net assets and 0.50% of Class R average net assets.   For the year ended March 31, 2018, the Fund accrued $34,706 for Class N and $6,872 for Class R. The Fund owes the Advisor $2,650 at March 31, 2018 for distribution fees.

Related Party - Thomas Forester is the control person of the Advisor and also serves as a director and officer of the Company.  Mr. Forester receives benefits from the Advisor resulting from management fees paid to the Advisor by the Fund.

5.) INVESTMENT TRANSACTIONS

For the year ended March 31, 2018, purchases and sales of investment securities, other than short-term investments, options and U.S. Government Securities, aggregated $4,233,458 and $23,687,932, respectively. Purchases and sales or maturities of U.S. Government Securities aggregated $15,918,422 and $22,958,712, respectively. Purchases and sales of options aggregated $7,941,060 and $6,163,977, respectively. Purchases and sales of options written aggregated $83,087 and $391,625, respectively.

6.) DERIVATIVE TRANSACTIONS

The Fund had no outstanding written options at March 31, 2018.

As of March 31, 2018, the Statement of Assets and Liabilities included the following financial derivative instrument fair values:

Assets	Equity Contracts
Investments in securities	$ 745,400
Total Assets	$ 745,400

For the year ended March 31, 2018, financial derivative instruments had the following effect on the Statement of Operations:

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2018

Net change in unrealized appreciation on:	Equity Contracts	Total
Put options purchased	$ 639,211	$ 639,211
Put options written	-	-
	$ 639,211	$ 639,211

Net realized gain (loss) on:	Equity Contracts	Total
Put options purchased	$ (1,989,894)	$ (1,989,894)
Put options written	308,537	308,537
	$ (1,681,357)	$ (1,681,357)

7.) CAPITAL SHARE TRANSACTIONS

As of March 31, 2018, there were 5,000,000,000 shares of capital stock for the Company with a par value of $0.0001 authorized. The total par value and paid in capital totaled $25,585,914.  Transactions in capital stock were as follows:

	Year ended March 31, 2018		Year ended March 31, 2017
CLASS I SHARES	Shares	Amount	Shares	Amount
Shares sold	234,620	$ 2,675,628	629,875	$ 7,422,513
Shares issued in reinvestment of dividends	20,789	235,327	26,456	308,748
Shares redeemed	(1,100,085)	(12,567,818)	(3,062,744)	(36,140,562)
Net decrease	(844,676)	$ (9,656,863)	(2,406,413)	$(28,409,301)

	Year ended March 31, 2018		Year ended March 31, 2017
CLASS N SHARES	Shares	Amount	Shares	Amount
Shares sold	35,933	$ 400,951	222,464	$ 2,611,936
Shares issued in reinvestment of dividends	10,356	114,539	10,348	118,274
Shares redeemed	(1,186,242)	(13,153,005)	(1,311,167)	(14,985,527)
Net decrease	(1,139,953)	$(12,637,515)	(1,078,355)	$(12,255,317)

	Year ended March 31, 2018		Year ended March 31, 2017
CLASS R SHARES	Shares	Amount	Shares	Amount
Shares sold	13,185	$ 151,254	40,726	$ 500,719
Shares issued in reinvestment of dividends	469	5,353	122	1,432
Shares redeemed	(34,161)	(392,367)	(60,440)	(725,206)
Net decrease	(20,507)	$ (235,760)	(19,592)	$ (223,055)

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2018

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2018

8.) TAX MATTERS

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year. As of March 31, 2018, the Fund’s most recent fiscal year-end, components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income

$       69,072

Net Unrealized Appreciation

  11,100,568

Capital loss carryforwards:

Expiring 3/31/19

    (932,573)

Indefinite-short term

 (4,296,330)

Total Distributable Earnings

$  5,940,737

The undistributed ordinary income and capital gains (losses) shown may differ from corresponding accumulated net investment income and accumulated net realized gain (loss) reported on the statement of assets and liabilities due to certain temporary book/tax differences due to the tax deferral of losses on wash sales, and the treatment of 1256 contracts.

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred  after December 31st may be deferred and treated as occurring on the first day of the following year.  The Fund’s carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year.  The capital loss carry forward will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carry forward remains. Capital loss carryforwards in the amount of $731,668 expired during the year ended March 31, 2018.

As of March 31, 2018, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities (not including options) were as follows:

Gross unrealized appreciation on investment securities	$ 11,506,606
Gross unrealized depreciation on investment securities	(406,037)
Net unrealized appreciation on investment securities	$ 11,100,568

Tax cost of investment securities, including short-term investments *	$ 20,411,871

*The difference between the book cost and tax cost of investments represents disallowed wash sales and mark-to-market on 1256 contracts for tax purposes.

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2018

The tax character of distributions paid during the years ended March 31, 2018 and 2017 are as follows:

Ordinary income:	March 31, 2018	March 31, 2017
Class I Shares	$ 247,702	$ 354,008
Class N Shares	118,868	120,994
Class R Shares	5,353	1,432
Total	$ 371,923	$ 476,434

9.) COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications.  The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

10.) CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of March 31, 2018, UBS Financial Services, Inc., in omnibus accounts, for the benefit of others, in aggregate, owned approximately 55% of the Fund and may be deemed to control the Fund.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

 To the Shareholders and Board of Directors

  of Forester Value Fund,

  a Series of the Forester Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Forester Value Fund, (the "Fund"), a series of the Forester Funds, Inc., including the schedule of investments, as of March 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the related notes (collectively, the “financial statements”), and financial highlights for each of the years in the five-year period then ended.  In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Forester Value Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of March 31, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditors since 2005

Abington, Pennsylvania

May 24, 2018

THE FORESTER VALUE FUND

EXPENSE ILLUSTRATION

MARCH 31, 2018 (UNAUDITED)

Expense Example

As a shareholder of the Forester Value Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2017 through March 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

THE FORESTER VALUE FUND

EXPENSE ILLUSTRATION (CONTINUED)

MARCH 31, 2018 (UNAUDITED)

The Forester Value Fund - Class I

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2017	March 31, 2018	October 1, 2017 through March 31, 2018

Actual	$1,000.00	$1,039.49	$5.03
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.00	$4.99

* Expenses are equal to the Fund's annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

The Forester Value Fund - Class N
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2017	March 31, 2018	October 1, 2017 through March 31, 2018

Actual	$1,000.00	$1,037.93	$6.35
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.70	$6.29

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

The Forester Value Fund - Class R
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2017	March 31, 2018	October 1, 2017 through March 31, 2018

Actual	$1,000.00	$1,036.82	$7.62
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.45	$7.54

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

THE FORESTER VALUE FUND

DIRECTORS & OFFICERS

MARCH 31, 2018 (UNAUDITED)

The following table provides information regarding each Director who is not an “interested person” of the Company, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Michael B. Kelley 100 Field Dr., Ste 330 Lake Forest, IL 60045 Age: 57	Director	Indefinite; Since Inception	2	Mr. Kelley has been a National Account Executive for Concept Amenities since March, 2009.
Stanley Simpson 100 Field Dr., Ste 330 Lake Forest, IL 60045 Age: 59	Director	Indefinite; Since March 2007	2	Stanley Simpson has been a commodities trader on the Chicago Mercantile Exchange for more than five years.
Barry Meyer 100 Field Dr., Ste 330 Lake Forest, IL 60045 Age: 58	Director	Indefinite; Since March 2007	2	Barry Meyer has been President of Arcspec, a distributor of commercial construction materials for more than five years.

The following table provides information regarding each Director who is an “interested person” of the Company, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Thomas H. Forester[1] 100 Field Dr., Ste 330 Lake Forest, IL 60045 Age: 58	Director; President; Treasurer	Indefinite; Since Inception	2	Mr. Forester has been the President of the Advisor since 2/99, Officer and Portfolio Manager with Dreman Value Advisors from 5/97 - 1/99.

1 Mr. Forester is considered "Interested” Director of the Fund as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Adviser.

Each Director, except Mr. Forester, was paid a total fee of $5,000 for the year ended March 31, 2018, by the Advisor.

THE FORESTER VALUE FUND

ADDITIONAL INFORMATION

MARCH 31, 2018 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on February 25, 2005. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-388-0365, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-800-388-0365 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1-800-388-0365 to request a copy of the SAI or to make shareholder inquiries.

Advisory Agreement Renewal – At a board meeting held on March 20, 2018 of the Board of Directors, including a majority of the independent Directors, determined whether to renew the Advisory Agreement.  The 1940 Act requires that the Board request and evaluate, and that the Advisor provide, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement.

A discussion was held about approving the continuation of the investment management agreements, the Board considered:

•

the nature, extent and quality of the services provided by the Adviser

•

the investment performance of the Funds

•

the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds

•

the extent to which economies of scale would be realized as the mutual fund grows and whether fee levels reflect these economies of scale for the benefit of mutual fund investors

•

the expense ratios of the Funds

THE FORESTER VALUE FUND

ADDITIONAL INFORMATION (CONTINUED)

MARCH 31, 2018 (UNAUDITED)

In considering the nature, extent and quality of the services provided by the Adviser, the Board considered an oral presentation by the Adviser describing the portfolio management, shareholder communication, and regulatory compliance services provided by the Adviser to the Funds. The Directors concluded that the Adviser was providing essential services to the Funds.

The Directors compared the performance of the Funds to benchmark indices over various periods of time and concluded that the performance of the Funds warranted the continuation of the advisory agreements. The Directors noted that in addition to the absolute performance of the Funds, they also noted that the Funds adhered to their investment style.

In concluding that the advisory fees payable by the Forester Value Fund were reasonable, the Directors reviewed reports comparing the expense ratios and advisory fees paid by the Forester Value Fund to those paid by other comparable mutual funds and concluded that the advisory fees paid by the Forester Value Fund and the expense ratios of the Funds were in the range of comparable mutual funds (1.25%/0.99% Value Fund N-share/I-share expense ratio versus an average of 1.03% for 1184 funds in the Morningstar Large Value Category and 1.88% for 296 funds in the Long/Short Fund Category).

After discussion, the advisory agreement was renewed for another year.

Forester Discovery Fund

(INTLX)

 ANNUAL REPORT

MARCH 31, 2018

This report is submitted for the general information of shareholders of The Forester Funds.  It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds, which contains more information concerning the Funds' investment policies, as well as fees and expenses and other pertinent information.  Read the Prospectus carefully before you invest or send money.

THE FORESTER DISCOVERY FUND

MANAGERS COMMENTARY

MARCH 31, 2018 (UNAUDITED)

Dear Fellow Shareholder:

Fiscal 2018 was a better year for the Forester Discovery Fund but we are still disappointed with the fund’s relative performance versus the Morningstar category and relevant indexes.  However, the fund’s longer-term performance continues to produce superior risk-adjusted returns.

The Discovery Fund reported a return for the fiscal year ended March 31, 2018 of 3.67% versus the MSCI ACWI Ex USA of 16.52%.  The main driver for the underperformance was the cost of the put options and our cash allocation. Our equity-only portion of the portfolio also underperformed, returning 10.10% for the fiscal year which made it a drag on the overall performance for the fund.  The fund’s equities are still outperforming on a 3yr and 5yr basis.

Our equity selection contributed positively to performance, but our sector allocation had a negative impact.  In our sector allocation we were underweight the technology sector, which was by far the best performing sector in the MSCI ACWI Ex USA.  A large part of our underweight to the technology sector was because many technology stocks currently have high valuation multiples and are located in countries that we are not comfortable investing in such as China.  Additionally, our over allocation in defensive sectors such as utilities, telecom and consumer staples were a drag on performance. We discuss the individual stock performance in more detail later in the report.

The Discovery Fund continues to use put options and cash to hedge our long exposure and to protect against downside risk.   At the beginning of the fiscal year 2018 we were encouraged by a global growing economy.  We believed that European growth was strong, and the Asian economy was improving.  Due to our high quality low beta style we invest primarily within the Eurozone.  This region ended 2017 with a GDP of 2.4%, which was the highest since 2007.  Unemployment also has been steadily improving and is now at 9.08% as of year end 2017.  This would be the lowest since 2008.  Despite the strong economic growth inflation has been benign and remains at around 1.5%.

We became less hedged in fiscal 2018 with our improved global economic outlook.  The world GDP growth continues to be expanding.  Last year the IMF expected 3.6% world GDP growth for 2018 and this year they have revised their 2018 outlook to 3.9% and the same growth for 2019.  If the IMF is correct this would be the highest back to back years of growth since 2010 & 2011.  The improvement in the global economy has helped sales and EPS growth in the MSCI ACWI Ex USA index.  Both sales and EPS are growing at close to double digits and the highest level since 2011.

At this time, we continue to hedge the portfolio as we believe there continues to be material risks in the market and downside protection is warranted. We remain concerned about the ending of Quantitative Easing in the Eurozone, which is expected to take place in September 2018.  We also believe markets in the Eurozone could be volatile from political uncertainty in Italy.  Finally, we feel there remains geopolitical risk with North Korea, Iran and global trade wars.

1

THE FORESTER DISCOVERY FUND

MANAGERS COMMENTARY (CONTINUED)

MARCH 31, 2018 (UNAUDITED)

Revenue growth in the MSCI ACWI Ex USA has been steadily improving and is currently at 9.04% as of 2018 fiscal year end. For comparison purposes revenue growth was   negative -9.94% at 2016 fiscal  year end.

Source: Bloomberg

EPS growth in the MSCI ACWI Ex USA has experienced double digit growth for the last 3 quarters. This is for the first time since 2011.  EPS growth was negative as early as 2016.

Source: Bloomberg

2

THE FORESTER DISCOVERY FUND

MANAGERS COMMENTARY (CONTINUED)

MARCH 31, 2018 (UNAUDITED)

STOCK PERFORMANCE

As mentioned above, the fund’s equities had a challenging year, returning +10.10% in the 12 months that ended March 31, 2018. The drivers were Svenska Cellulosa (+65.05%) and Statoil (+44%) on the upside and Imperial Brands (-25.74%), and KT Corp (-16.15%) on the downside.

Svenska Cellulosa

The company spun off from the newly created personal hygiene company Essity in fiscal 2018.  The company was not properly valued by the market as part of a conglomerate consumer product company.  As a pure play basic material paper company it has now received a fair market multiple. We also like the company’s improving growth and growing dividend.

Statoil

Rising oil prices helped Statoil return to positive earnings in fiscal 2018.  The company also returned to positive free cash flow and are easily covering capital spending and dividends at the current oil price.  Statoil has several new energy projects coming online in the upcoming years that we anticipate to will improve cash flow.  We are optimistic of a material dividend increase in the upcoming quarters.

Imperial Brands

The tobacco industry continues to face head winds within the industry.  The name sold off due to a FDA ruling that required lower nicotine in cigarettes to non-addictive levels in the United States.  We believed the name was oversold as the United States only represents 10% of company revenues.  The name continues to have a cheap multiple with a nice dividend.  We can see the stock price turning around in the upcoming year.

KT Corp

Political uncertainty in North Korea had an impact on the South Korea market in fiscal 2018.  New government regulation also was a head wind for the company.  We feel the worst is over for the company and it should benefit from the release of its 5G product.  The company is adding new customers and plans to aggressively grow the dividend. We also believe that if a peace deal with North Korea is reached it will be positive for KT Corp.

As always, we will continue to buy stocks that we believe have exceptional appreciation potential.  In addition, at times we believe market risks are high, we will protect the portfolio using put options and cash.  We believe that if we are patient, this should lead to outsized investment returns over the longer term. We believe that we are well positioned for this environment.

Thank you for investing with us.

Sincerely,

Thomas H. Forester, President

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THE FORESTER DISCOVERY FUND

PERFORMANCE ILLUSTRATION

MARCH 31, 2018 (UNAUDITED)

 AVERAGE ANNUALIZED TOTAL RETURNS

PERIOD ENDED MARCH 31, 2018 (UNAUDITED)

FUND/INDEX	1-YEAR	5-YEAR	10-YEAR	SINCE INCEPTION	VALUE
Forester Discovery Fund	3.67%	2.11%	4.13%	3.52%	$19,011
MSCI ACWI Ex USA Index	16.52%	5.88%	2.70%	4.64%	$23,197

Comparison of the Change in Value of a $10,000 Investment in the Forester Discovery Fund and the MSCI ACWI Ex USA Index.

$25,000
$23,000
$21,000
$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
$7,000
$5,000
Sep-99
Mar-00
Sep-00
Mar-01
Sep-01
Mar-02
Sep-02
Mar-03
Sep-03
Mar-04
Sep-04
Mar-05
Sep-05
Mar-06
Sep-06
Mar-07
Sep-07
Mar-08
Sep-08
Mar-09
Sep-09
Mar-10
Sep-10
Mar-11
Sep-11
Mar-12
Sep-12
Mar-13
Sep-13
Mar-14
Sep-14
Mar-15
Sep-15
Mar-16
Sep-16
Mar-17
Sep-17
Mar-18
Discovery
MSCI ACWI Ex USA

* The chart assumes an initial gross investment of $10,000 made on 9/10/99 (inception).

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 23 Emerging Markets (EM) countries. The index covers approximately 85% of the global equity opportunity set outside the US.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS.  PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

4

THE FORESTER DISCOVERY FUND

PORTFOLIO ILLUSTRATION

MARCH 31, 2018 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio investments.

Money Market Fund
24.43%
Basic Materials
1.14%
Consumer Discretionary
11.38%
Consumer Staples
9.65%
Energy
9.25%
Financial Services
19.39%
Health Care
6.21%
Industrial Goods
4.30%
Technology
4.08%
Telecommunications
5.79%
Utilities
4.22%
Options
0.16%

Sectors are categorized using Global Industry Classification Standard (GICS).

5

THE FORESTER DISCOVERY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2018

Shares		Value

COMMON STOCKS - 75.17%

Basic Materials - 1.14%
4,740	Svenska Cellulosa AB ADR	$ 50,671

Consumer Discretionary - 11.34%
6,050	Michelin ADR	179,261
10,160	Publicis Groupe SA ADR	176,479
3,700	Volkswagen AG ADR	148,148
		503,888
Consumer Staples - 9.62%
645	Diageo Plc. ADR	87,346
4,740	Essity AB ADR *	130,871
3,610	Imperial Brands Group Plc. ADR	125,086
1,510	Unilever Plc. ADR	83,896
		427,199
Energy - 9.22%
2,790	BP Plc. ADR	113,107
6,300	Statoil ASA ADR	148,995
2,700	Suncor Energy, Inc. (Canada)	93,258
940	Total SA ADR	54,229
		409,589
Financial Services - 19.33%
1,100	AON Plc. (United Kingdom)	154,363
4,050	AXA Group ADR	107,649
2,300	HSBC Holdings Plc. ADR	109,641
2,970	Prudential Plc. ADR	151,856
14,390	Society Generale ADR	156,563
3,140	The Toronto-Dominion Bank NY (Canada)	178,509
		858,581
Health Care - 6.19%
3,330	GlaxoSmithKline Plc. ADR	130,103
3,610	Sanofi ADR	144,689
		274,792
Industrial Goods - 4.29%
2,980	Siemens AG ADR	190,482

Technology - 4.07%
1,720	SAP AG ADR	180,875

* Non-income producing security during the period.

ADR- American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

6

THE FORESTER DISCOVERY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2018

Shares		Value

Telecommunications - 5.77%
6,400	KT Corp. ADR	$ 87,680
3,620	Nippon Telegraph & Telephone Corp. ADR	168,511
		256,191
Utilities - 4.20%
1,505	National Grid Plc. ADR	84,927
9,940	Red Electrica de España SA ADR	101,885
		186,812

TOTAL FOR COMMON STOCKS (Cost $2,523,585) - 75.17%		3,339,080

PUT OPTIONS PURCHASED (Premiums Paid $38,242) - 0.16%		7,200

MONEY MARKET FUND - 24.36%
1,081,868	Morgan Stanley Institutional Liquidity Fund Treasury Portfolio 1.59% **	1,081,868

TOTAL FOR MONEY MARKET FUND (Cost $1,081,868) - 24.36%		1,081,868

TOTAL INVESTMENTS (Cost $3,643,695) - 99.69%		4,428,148

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 0.31%		13,866

NET ASSETS - 100.00%		$ 4,442,014

ADR- American Depositary Receipt

** Variable rate security; the coupon rate shown represents the yield at March 31, 2018.

The accompanying notes are an integral part of these financial statements.

7

THE FORESTER DISCOVERY FUND

SCHEDULE OF PUT OPTIONS PURCHASED

MARCH 31, 2018

Contracts	Underlying Security	Counterparty	Notional Amount	Exercise Price	Expiration	Fair Value

60,000	iShares MSCI EAFE ETF Put	Barclay's	3,960,000	66.00	4/20/2018	$ 7,200

	Total (Premiums Paid $38,242) - 0.16%					$ 7,200

The accompanying notes are an integral part of these financial statements.

8

THE FORESTER DISCOVERY FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2018

Assets:
Investments in Securities, at Value (Cost $3,643,695)	$ 4,428,148
Receivables:
Shareholder Purchases	1,932
Dividends and Interest	17,169
Total Assets	4,447,249

Liabilities
Due to Advisor	3,917
Administrative Fees	1,318
Total Liabilities	5,235

Net Assets	$ 4,442,014

Net Assets Consist of:
Paid In Capital	$ 3,993,909
Accumulated Undistributed Net Investment Income	6,881
Accumulated Realized Loss on Investments	(343,229)
Unrealized Appreciation in Value of Investments	784,453
Net Assets, for 320,103 Shares Outstanding (with par value of $0.0001 per share)	$ 4,442,014

Net Asset Value Per Share	$ 13.88

The accompanying notes are an integral part of these financial statements.

9

THE FORESTER DISCOVERY FUND

STATEMENT OF OPERATIONS

For the year ended March 31, 2018

Investment Income:
Dividends (net of $13,391 of foreign tax withheld)	$ 117,250
Interest	10,079
Total Investment Income	127,329

Expenses:
Advisory Fees	48,089
Administration Fees	16,831
Total Expenses	64,920

Net Investment Income	62,409

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss):
Investments	233,129
Options	(104,565)
128,564

Change in Unrealized Appreciation (Depreciation) on:
Investments	26,140
Options	(23,017)
3,123

Net Realized and Unrealized Gain on Investments	131,687

Net Increase in Net Assets Resulting from Operations	$ 194,096

The accompanying notes are an integral part of these financial statements.

10

THE FORESTER DISCOVERY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	3/31/2018	3/31/2017
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 62,409	$ 46,876
Net Realized Gain (Loss) on Investments and Options	128,564	(313,773)
Unrealized Appreciation on Investments and Options	3,123	193,100
Net Increase (Decrease) in Net Assets Resulting from Operations	194,096	(73,797)

Distributions to Shareholders:
Net Investment Income	(61,207)	(42,088)
Realized Gains	-	-
Total Distributions Paid to Shareholders	(61,207)	(42,088)

Capital Share Transactions	(879,349)	(2,138,288)

Total Decrease	(746,460)	(2,254,173)

Net Assets:
Beginning of Year	5,188,474	7,442,647

End of Year (Including Undistributed Net Investment Income of $6,881 and $5,679, respectively)
	$4,442,014	$ 5,188,474

The accompanying notes are an integral part of these financial statements.

11

THE FORESTER DISCOVERY FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	Years Ended
	3/31/2018	3/31/2017	3/31/2016	3/31/2015	3/31/2014

Net Asset Value, at Beginning of Year	$ 13.57	$ 13.63	$ 13.67	$ 14.34	$ 13.32

Income From Investment Operations:
Net Investment Income *	0.18	0.09	0.03	0.01	0.08
Net Gain (Loss) on Securities (Realized and Unrealized)	0.32	(0.07)	(0.03)	(0.18)	1.00
Total from Investment Operations	0.50	0.02	0.00	(0.17)	1.08

Distributions:
Net Investment Income	(0.19)	(0.08)	(0.04)	(0.09)	(0.06)
Realized Gains	-	-	-	(0.41)	-
Total from Distributions	(0.19)	(0.08)	(0.04)	(0.50)	(0.06)

Net Asset Value, at End of Year	$ 13.88	$ 13.57	$ 13.63	$ 13.67	$ 14.34

Total Return **	3.67%	0.19%	(0.03)%	(1.13)%	8.15%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 4,442	$ 5,188	$ 7,443	$ 7,250	$ 7,643
Ratio of Expenses to Average Net Assets	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of Net Investment Income to Average Net Assets	1.30%	0.69%	0.23%	0.10%	0.62%
Portfolio Turnover	1.56%	12.63%	10.22%	9.73%	17.49%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

12

THE FORESTER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2018

(1) ORGANIZATION

Forester Funds, Inc. (the "Company") is an open-end diversified investment company currently offering two series of shares: The Forester Value Fund and The Forester Discovery Fund.  The Company was incorporated as a Maryland corporation on April 7, 1999.  The accompanying financial statements are those of the Forester Discovery Fund (the "Fund").  The Fund commenced operations on September 10, 1999. Forester Capital Management, Ltd. (the “Advisor”) serves as the Fund’s investment advisor.

The objective of the Fund is to seek long-term growth of capital.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

SECURITY VALUATION

All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES

The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2015-2017 or expected to be taken in the Fund’s 2018 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal and the State of Illinois, however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS TO SHAREHOLDERS

As is common in the industry, security transactions are accounted for on the trade date (the date the securities are purchased or sold). Interest income is recorded on the accrual basis.   Bond premiums and discounts are amortized in accordance with Federal income tax regulations. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

13

THE FORESTER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2018

Withholding taxes on foreign dividends have been provided for in accordance with the company's understanding of the applicable country's tax rules and rates.

OPTIONS

The Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio and to generate income or gain for the Fund.  The ability of the Fund to successfully utilize options will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured.  The Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.

USE OF ESTIMATES IN FINANCIAL STATEMENTS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.   Actual results could differ from those estimates and assumptions.

SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

(3) SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Directors has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Directors.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for

14

THE FORESTER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2018

similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common stocks) - Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Short term investments - Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in level 1 of the fair value hierarchy.

U.S. government obligations - U.S. government securities are normally valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are

15

THE FORESTER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2018

valued principally using dealer quotations. U.S. government securities are categorized in level 1 or level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities.

Derivative instruments (put and call options) - Options are valued at the last sales prices on the valuation date if the last sales price is between the closing bid and asked prices.  Otherwise, options are valued at the closing bid price.  These securities will be categorized in level 2 of the fair value hierarchy if valued at other than closing price.

The following table summarizes the inputs used to value each Fund’s assets and liabilities measured at fair value as of March 31, 2018:

	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 3,339,080	$ -	$ -	$ 3,339,080
Put Option Purchased	-	7,200	-	7,200
Money Market Fund	1,081,868	-	-	1,081,868
	$ 4,420,948	$ 7,200	$ -	$ 4,428,148

The Fund did not hold any level 3 assets during the year ended March 31, 2018. There were no significant transfers into or out of level 1 or level 2 during the period. It is the Fund's policy to recognize transfers into and out of level 1 and level 2 at the end of the reporting period.

* Industry classifications of these categories are detailed in the Fund’s Schedule of Investments.

(4) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT

For the year ended March 31, 2018, Forester Capital Management, Ltd. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement.  Under the Advisory Agreement, the Advisor, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of the Fund, and pays the salaries and fees of all officers and directors of the Fund (except the fees paid to directors who are not interested persons of the Advisor).   As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund.   For the year ended March 31, 2018, the Advisor earned $48,089 for Advisory services.  The Fund owed the Advisor $3,917 for advisory fees at March 31, 2018.

16

THE FORESTER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2018

ADMINISTRATIVE AGREEMENT

For the year ended March 31, 2018, Forester Capital Management, Ltd. provided the Fund with administrative services.  As an administrator, the Advisor oversees the fund accountant and transfer agent.  For this service the Advisor receives a monthly fee at the annual rate of 0.35% based upon the average daily net assets of the Fund.   For the year ended March 31, 2018, the Advisor earned $16,831 for administrative services.  The Fund owed the Advisor $1,318 for administration fees at March 31, 2018.

DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to which the Fund may pay broker-dealers for distributing shares of the Fund.   This expense is limited to 0.25% of the Fund's average net assets.   The Fund has not implemented the 12b-1 Plan and does not foresee doing so in the coming year. The Board adopted the Plan so that, if and when necessary, the Fund would have available sufficient resources to pay third parties who provide eligible services to the Fund.

RELATED PARTY

Thomas Forester is the control person of the Advisor and also serves as a director and officer of the Company. Mr. Forester receives benefits from the Advisor resulting from management fees and administration fees paid to the Advisor by the Fund.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of securities, other than short-term investments, options and U.S. Government Securities, aggregated $59,140 and $974,998, respectively, for the year ended March 31, 2018. Purchases and sales of U.S. Government Securities aggregated $1,741,064 and $2,245,896, respectively, for the year ended March 31, 2018.  Purchases and sales of options aggregated $143,182 and $8,700, respectively, for the year ended March 31, 2018.

(6) DERIVATIVES TRANSACTIONS

The Fund had no outstanding written options at March 31, 2018.

As of March 31, 2018, the Statement of Assets and Liabilities included the following financial derivative instrument fair values:

Assets	Equity Contracts
Investments in securities	$ 7,200
Total Assets	$ 7,200

For the year ended March 31, 2018, financial derivative instruments had the following effect on the Statement of Operations:

Net change in unrealized depreciation on:	Equity Contracts	Total
Put options purchased	$ (23,017)	$ (23,017)
Net realized gain (loss) on:	Equity Contracts	Total
Put options purchased	$ (104,565)	$ (104,565)

THE FORESTER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2018

18

THE FORESTER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2018

(7) CAPITAL SHARE TRANSACTIONS:

As of March 31, 2018, there were 5,000,000,000 shares of capital stock for the Company with a par value of $0.0001 authorized. The total paid in capital totaled $3,993,909. Transactions in capital stock were as follows:

	Year Ended March 31, 2018		Year Ended March 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	43,562	$ 622,426	107,928	$ 1,453,073
Shares issued in reinvestment of dividends	4,243	60,543	3,242	41,827
Shares redeemed	(110,029)	(1,562,318)	(274,913)	(3,633,188)
Net decrease	(62,224)	$ (879,349)	(163,743)	$(2,138,288)

(8) TAX MATTERS

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year.  As of March 31, 2018 the Fund's most recent fiscal year-end, components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income

 $       6,881

Net Unrealized Appreciation

      780,784

Capital loss carryforwards:

Indefinite - short term

    (219,884)

Indefinite - long term

    (119,676)

Total Distributable Earnings

 $   448,105

The undistributed ordinary income and capital gains (losses) shown may differ from corresponding accumulated net investment income and accumulated net realized gain (loss) reported on the statement of assets and liabilities due to certain temporary book/tax differences due to the tax deferral of losses on wash sales.

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following year. The Fund’s carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year. The capital loss carry forward will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carry forward remains.

As of March 31, 2018, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

19

THE FORESTER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2018

Gross unrealized appreciation on investments	$ 862,153
Gross unrealized depreciation on investments	(81,369)
Net unrealized appreciation on investments	$ 780,784

Tax cost of investments, including short-term investments (a)	$ 3,647,364

(a) The difference between book cost and tax cost of investments represents disallowed wash sales for tax purposes.

The tax character of distributions paid during the year ended March 31, 2018, and the year ended March 31, 2017 is as follows:

	March 31, 2018	March 31, 2017
Ordinary income	$ 61,207	$ 42,088

(9) COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications.  The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

(10) CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of March 31, 2018, Charles Schwab & Co., Inc. and National Financial Service Corp., on behalf of others, each owned approximately 25% and 33%, respectively, of the Fund.

20

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

 To the Shareholders and Board of Directors

  of Forester Discovery Fund,

  a Series of the Forester Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Forester Discovery Fund, (the "Fund"), a series of the Forester Funds, Inc., including the schedule of investments, as of March 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the related notes (collectively, the “financial statements”), and financial highlights for each of the years in the five-year period then ended.  In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Forester Discovery Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of March 31, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditors since 2005

Abington, Pennsylvania

May 24, 2018

21

THE FORESTER DISCOVERY FUND

EXPENSE ILLUSTRATION

MARCH 31, 2018 (UNAUDITED)

Expense Example

As a shareholder of the Forester Discovery Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2017 through March 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2017	March 31, 2018	October 1, 2017 through March 31, 2018

Actual	$1,000.00	$973.58	$6.64
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.20	$6.79

* Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

22

THE FORESTER DISCOVERY FUND

DIRECTORS & OFFICERS

MARCH 31, 2018 (UNAUDITED)

The following table provides information regarding each Director who is not an “interested person” of the Company, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Michael B. Kelley 100 Field Dr., Ste. 330 Lake Forest, IL 60045 Age: 57	Director	Indefinite; Since Inception	2	Mr. Kelley has been a National Account Executive for Concept Amenities since March, 2009.
Stanley Simpson 100 Field Dr., Ste. 330 Lake Forest, IL 60045 Age: 59	Director	Indefinite; Since March 2007	2	Stanley Simpson has been a commodities trader on the Chicago Mercantile Exchange for more than five years.
Barry Meyer 100 Field Dr., Ste. 330 Lake Forest, IL 60045 Age: 58	Director	Indefinite; Since March 2007	2	Barry Meyer has been President of Arcspec, a distributor of commercial construction materials for more than five years.

The following table provides information regarding each Director who is an “interested person” of the Company, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Thomas H. Forester[1] 100 Field Dr., Ste. 330 Lake Forest, IL 60045 Age: 58	Director; President; Treasurer	Indefinite; Since Inception	2	Mr. Forester has been the President of the Advisor since 2/99, Officer and Portfolio Manager with Dreman Value Advisors from 5/97 - 1/99.

1 Mr. Forester is a director who is an "interested person" of the Fund by virtue of being an officer of the Fund.  Mr. Forester is also an officer of the investment manager.

Each Director, except Mr. Forester, was paid a total fee of $5,000 for the year ended March 31, 2018, from the Advisor.

23

THE FORESTER DISCOVERY FUND

ADDITIONAL INFORMATION

MARCH 31, 2018 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on February 25, 2005. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-388-0365, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-800-388-0365 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1-800-388-0365 to request a copy of the SAI or to make shareholder inquiries.

Advisory Agreement Renewal – At a board meeting held on March 20, 2018 of the Board of Directors, including a majority of the independent Directors, determined whether to renew the Advisory Agreement.  The 1940 Act requires that the Board request and evaluate, and that the Advisor provide, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement.

A discussion was held about approving the continuation of the investment management agreements, the Board considered:

•

the nature, extent and quality of the services provided by the Adviser

•

the investment performance of the Funds

•

the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds

•

the extent to which economies of scale would be realized as the mutual fund grows and whether fee levels reflect these economies of scale for the benefit of mutual fund investors

•

the expense ratios of the Funds

24

THE FORESTER DISCOVERY FUND

ADDITIONAL INFORMATION (CONTINUED)

MARCH 31, 2018 (UNAUDITED)

In considering the nature, extent and quality of the services provided by the Adviser, the Board considered an oral presentation by the Adviser describing the portfolio management, shareholder communication, and regulatory compliance services provided by the Adviser to the Funds. The Directors concluded that the Adviser was providing essential services to the Funds.

The Directors compared the performance of the Funds to benchmark indices over various periods of time and concluded that the performance of the Funds warranted the continuation of the advisory agreements. The Directors noted that in addition to the absolute performance of the Funds, they also noted that the Funds adhered to their investment style.

In concluding that the advisory fees payable by the Forester Discovery Fund were reasonable, the Directors reviewed reports comparing the expense ratios and advisory fees paid by the Forester Discovery Fund to those paid by other comparable mutual funds and concluded that the advisory fees paid by the Forester Discovery Fund and the expense ratios of the Forester Discovery Fund were in the range of comparable mutual funds (1.35% Discovery Fund expense ratio versus an average of 1.05% for 742 funds in Morningstar Foreign Large Blend Fund Category and 1.88% for 286 funds in the Long/Short Fund Category and 1.35%).

After discussion, the advisory agreement was renewed for another year.

25

THE FORESTER DISCOVERY FUND

ADDITIONAL INFORMATION (CONTINUED)

MARCH 31, 2018 (UNAUDITED)

This Page Was Left Blank Intentionally

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Thomas Forester is an audit committee financial expert.  Thomas Forester is not independent for purposes of this Item 3.  Mr. Forester is considered an expert due to education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

FY 2018

$ 21,000

FY 2017

$ 20,000

(b)

Audit-Related Fees

Registrant

FY 2018

$ 0

FY 2017

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2018

$ 4,200

FY 2017

$ 4,000

Nature of the fees:

Tax filing and preparation.

(d)

All Other Fees

Registrant

FY 2018

$ 0

FY 2017

$ 0

Nature of the fees:

(e)

(1) The Registrant's audit committee has reviewed the scope and plan of the independent public accountants' annual and interim examinations, approve the services (other than the annual audit) to be performed for the Registrant by the independent public accountants and approve the fees and other compensation payable to the independent accountants.

(2) During 2018, all of the non-audit services provided by the Registrant's principal accountant were pre-approved by the audit committee.

(f) None.

(g) None.

(h) Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.  Applies to closed-end funds only.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE FORESTER FUNDS, INC.

By  /s/ Thomas H. Forester

Thomas H. Forester

CEO and CFO

Date:  June 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ Thomas H. Forester

Thomas H. Forester

CEO and CFO

Date:  June 5, 2018